     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 19, 2004



                                                     REGISTRATION NO. 333-116792


                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------

                                AMENDMENT NO. 1


                                       TO


                                    FORM S-4
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                             ---------------------
                            LUCENT TECHNOLOGIES INC.
             (Exact name of registrant as specified in its charter)

              DELAWARE                               3661                              22-3408857
  (State or other jurisdiction of        (Primary Standard Industrial               (I.R.S. Employer
   incorporation or organization)        Classification Code Number)              Identification No.)

                              600 MOUNTAIN AVENUE
                         MURRAY HILL, NEW JERSEY 07974
                                 (908) 582-8500
              (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)

                             ---------------------

                        WILLIAM R. CARAPEZZI, JR., ESQ.
                             SENIOR VICE PRESIDENT,
                         GENERAL COUNSEL AND SECRETARY
                            LUCENT TECHNOLOGIES INC.
                              600 MOUNTAIN AVENUE
                         MURRAY HILL, NEW JERSEY 07974
                                 (908) 582-8500
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                             ---------------------

                                   COPIES TO:

                MICHAEL C. KEEFE, ESQ.                                 MARK L. JOHNSON, ESQ.
               LUCENT TECHNOLOGIES INC.                               WILMER CUTLER PICKERING
                 600 MOUNTAIN AVENUE                                     HALE AND DORR LLP
            MURRAY HILL, NEW JERSEY 07974                                 60 STATE STREET
                    (908) 582-8500                                  BOSTON, MASSACHUSETTS 02109
                                                                           (617) 526-6000

                             ---------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE OF THE SECURITIES TO THE
PUBLIC: As soon as practicable after the effectiveness of this registration statement and the satisfaction of all other conditions under the merger agreement described herein.
    If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [ ]

    If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] ____________

    If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] ____________


    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

                                EXPLANATORY NOTE



     This Amendment No. 1 amends and supplements the Registration Statement on Form S-4 No. 333-116792 filed with the Securities and Exchange Commission on June 23, 2004 (the "Registration Statement") by Lucent Technologies Inc., relating to the registration of its common stock to be issued to stockholders of Telica, Inc. pursuant to the proposed merger of Telica and a newly-formed subsidiary of Lucent.



     The sole purpose of this Amendment No. 1 is to amend Item 21 and to file copies of the final executed versions of Exhibits 8.1 and 8.2.

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 20.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

     The registrant's certificate of incorporation provides that a director of the registrant shall not be personally liable to the registrant or its stockholders for monetary damages for breach of fiduciary duty as a director, except, if required by the General Corporation Law of the State of Delaware, for liability (1) for any breach of the director's duty of loyalty to the corporation or its stockholders, (2) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (3) under
Section 174 of the General Corporation Law of the State of Delaware or (4) for any transaction from which the director derived an improper personal benefit. Neither the amendment nor repeal of such provision shall eliminate or reduce the effect of such provision in respect of any matter occurring, or any cause of action, suit or claim that, but for such provision, would accrue or arise prior to such amendment or repeal.

     While the registrant's certificate of incorporation provides directors with protection from awards for monetary damages for breach of their duty of care, it does not eliminate such duty. Accordingly, the registrant's certificate of incorporation will have no effect on the availability of equitable remedies such as an injunction or rescission based on a director's breach of his or her duty of care.

     The registrant's certificate of incorporation provides that each person who was or is made a party to or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that such person, or a person of whom such person is the legal representative, is or was a director or officer of the registrant or is or was serving at the request of the registrant as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the registrant to the fullest extent authorized by the General Corporation Law of the State of Delaware, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the registrant to provide broader indemnification rights than said law permitted the registrant to provide prior to such amendment), against all expense, liability and loss reasonably incurred or suffered by such person in connection therewith. Such right to indemnification includes the right to have the registrant pay the expenses incurred in defending any such proceeding in advance of its final disposition, subject to the provisions of the General Corporation Law of the State of Delaware. Such rights are not exclusive of any other right that any person may have or hereafter acquire under any statute, provision of the registrant's certificate of incorporation or by-laws, agreement, vote of stockholders or disinterested directors or otherwise. No repeal or modification of such provision will in any way diminish or adversely affect the rights of any director, officer, employee or agent of the registrant thereunder in respect of any occurrence or matter arising prior to any such repeal or modification.

     The registrant's certificate of incorporation also specifically authorizes the registrant to maintain insurance and to grant similar indemnification rights to employees or agents of the registrant. The directors and officers of the registrant are covered by insurance policies indemnifying them against certain liabilities, including certain liabilities arising under the Securities Act of 1933, which might be incurred by them in such capacities.

     The registrant has agreed in a consent decree with the Securities and Exchange Commission that it shall not indemnify any person for the payment of civil penalties, disgorgement, or prejudgment interest if such person is found liable for fraud, in an action brought by the Securities and Exchange Commission, unless such indemnification is required by the registrant's certificate of incorporation (as in effect on May 6, 2004) or Delaware law.

ITEM 21.  EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

     (a) Exhibits.


EXHIBIT
  NO.                                EXHIBIT
--------                             -------
 2.1       Agreement and Plan of Merger, dated as of May 21, 2004, by and among Lucent Technologies Inc., Arreis Acquisition Inc.
           and Telica, Inc. (filed herewith as Annex B to the
           prospectus)*
 3(i).1    Certificate of Incorporation of the registrant, as amended effective February 16, 2000 (incorporated by reference to
           Exhibit 3.1 to Registration Statement on Form S-4 (No.
           333-31400) filed with the SEC on March 1, 2000)
 3(i).2    Certificate of Amendment of Restated Certificate of
           Incorporation of the registrant dated February 26, 2004
           (incorporated by reference to Exhibit 3(i) to registrant's
           Quarterly Report on Form 10-Q for the quarter ended March
           31, 2004, filed with the SEC on May 6, 2004)
 3(ii).1   By-Laws of the registrant, as amended through February 18,
           2004 (incorporated by reference to Exhibit 3(ii) to the
           registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 2004, filed with the SEC on May 6, 2004)
 4.1       Form of the registrant's Common Stock Certificate (Exhibit
           4(iv) to registrant's Quarterly Report on Form 10-Q for the quarter ended December 31, 2001, filed with the SEC on
           February 14, 2002)
 4.2       Rights Agreement, between Lucent Technologies Inc. and The
           Bank of New York (successor to First Chicago Trust Company of New York), as rights agent, dated as of April 4, 1996
           (incorporated by reference to Exhibit 4.2 to Registration
           Statement on Form S-1 (No. 333-00703) filed with the SEC on
           April 1, 1996)
 4.3       Amendment to Rights Agreement, between Lucent Technologies
           Inc. and The Bank of New York (successor to First Chicago
           Trust Company of New York), dated as of February 18, 1998
           (incorporated by reference to Exhibit (10)(i)5 to the
           registrant's Annual Report on Form 10-K for the year ended
           September 30, 1998, filed with the SEC on December 22, 1998)
 5.1       Opinion of Michael C. Keefe, Managing Corporate Counsel and
           Assistant Secretary of the registrant, as to the legality of the securities to be issued.*
 8.1       Lowenstein Sandler PC Tax Opinion**
 8.2       Wilmer Cutler Pickering Hale and Dorr LLP Tax Opinion**
23.1       Consent of PricewaterhouseCoopers LLP*
23.2       Consent of PricewaterhouseCoopers LLP*
23.3       Consent of Michael C. Keefe (included as part of Exhibit
           5.1)*
23.4       Consent of Lowenstein Sandler PC (included as part of
           Exhibit 8.1)**
23.5       Consent of Wilmer Cutler Pickering Hale and Dorr LLP
           (included as part of Exhibit 8.2)**
24.1       Power of Attorney dated June 23, 2004 of the directors and certain officers of the registrant*
99.1       Form of Escrow Agreement (filed herewith as Annex D to the prospectus)*


---------------

(b) Not applicable.

(c) Not applicable.


 * Previously filed as an exhibit to the registrant's Registration Statement on Form S-4 (File No. 333-116792) filed June 23, 2004.



**  Filed herewith.

ITEM 22.  UNDERTAKINGS

     (a) The undersigned registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

             (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933.

             (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar amount of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement.

             (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

          (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) The undersigned registrant hereby undertakes as follows:

          (1) That prior to any public reoffering of the securities registered hereunder through use of a prospectus which is a part of this registration statement, by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c), the issuer undertakes that such reoffering prospectus will contain the information called for by the applicable registration form with respect to reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

          (2) The registrant undertakes that every prospectus (i) that is filed pursuant to paragraph (c)(1) immediately preceding, or (ii) that purports to meet the requirements of Section 10(a)(3) of the Securities Act of 1933 and is used in connection with an offering of securities subject to Rule 415, will be filed as a part of an amendment to the registration statement and will not be used until such amendment is effective, and that, for purposes of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (d) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

     (e) The undersigned registrant hereby undertakes to respond to requests for information that is incorporated by reference into the prospectus pursuant to Items 4, 10(b), 11, or 13 of this form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of this registration statement through the date of responding to the request.

     (f) The undersigned registrant hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Murray Hill, New Jersey, on July 19, 2004.


                                          LUCENT TECHNOLOGIES INC. (Registrant)

                                          By:    /s/ JOHN A. KRITZMACHER
                                            ------------------------------------
                                              Name: John A. Kritzmacher
                                            Title:   Senior Vice President and
                                                     Corporate Controller


     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement has been signed by the following persons on July 19, 2004 in the capacities indicated.


                                                               TITLE
                                                               -----

                   *                                        Chairman and
---------------------------------------               Chief Executive Officer
           Patricia F. Russo                       (principal executive officer)
                                                            and Director


                   *                                Executive Vice President and
---------------------------------------               Chief Financial Officer
           Frank A. D'Amelio                       (principal financial officer)


                   *                                 Senior Vice President and
---------------------------------------                 Corporate Controller
          John A. Kritzmacher                      (principal accounting officer)


                   *                                          Director
---------------------------------------
           Robert E. Denham


                   *                                          Director
---------------------------------------
           Daniel S. Goldin


                   *                                          Director
---------------------------------------
         Edward E. Hagenlocker


                   *                                          Director
---------------------------------------
            Carla A. Hills


                   *                                          Director
---------------------------------------
            Karl J. Krapek


                   *                                          Director
---------------------------------------
           Richard C. Levin

                                                               TITLE
                                                               -----


                   *                                          Director
---------------------------------------
           Henry B. Schacht


                   *                                          Director
---------------------------------------
          Franklin A. Thomas


                   *                                          Director
---------------------------------------
          Ronald A. Williams


                   *                                          Director
---------------------------------------
             John A. Young


 * By:      /s/ JOHN A. KRITZMACHER
         ------------------------------
              John A. Kritzmacher
                Attorney-in-Fact

                                 EXHIBIT INDEX

     The following documents are filed as exhibits to this registration statement on Form S-4 or incorporated by reference herein. Any document incorporated by reference is identified by a parenthetical reference to the SEC filing that included such document.


EXHIBIT
  NO.                                EXHIBIT
--------                             -------
 2.1       Agreement and Plan of Merger, dated as of May 21, 2004, by and among Lucent Technologies Inc., Arreis Acquisition Inc.
           and Telica, Inc. (filed herewith as Annex B to the
           prospectus)*
 3(i).1    Certificate of Incorporation of the registrant, as amended effective February 16, 2000 (incorporated by reference to
           Exhibit 3.1 to Registration Statement on Form S-4 (No.
           333-31400) filed with the SEC on March 1, 2000)
 3(i).2    Certificate of Amendment of Restated Certificate of
           Incorporation of the registrant dated February 26, 2004
           (incorporated by reference to Exhibit 3(i) to registrant's
           Quarterly Report on Form 10-Q for the quarter ended March
           31, 2004, filed with the SEC on May 6, 2004)
 3(ii).1   By-Laws of the registrant, as amended through February 18,
           2004 (incorporated by reference to Exhibit 3(ii) to the
           registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 2004, filed with the SEC on May 6, 2004)
 4.1       Form of the registrant's Common Stock Certificate (Exhibit
           4(iv) to registrant's Quarterly Report on Form 10-Q for the quarter ended December 31, 2001, filed with the SEC on
           February 14, 2002)
 4.2       Rights Agreement, between Lucent Technologies Inc. and The
           Bank of New York (successor to First Chicago Trust Company of New York), as rights agent, dated as of April 4, 1996
           (incorporated by reference to Exhibit 4.2 to Registration
           Statement on Form S-1 (No. 333-00703) filed with the SEC on
           April 1, 1996)
 4.3       Amendment to Rights Agreement, between Lucent Technologies
           Inc. and The Bank of New York (successor to First Chicago
           Trust Company of New York), dated as of February 18, 1998
           (incorporated by reference to Exhibit (10)(i)5 to the
           registrant's Annual Report on Form 10-K for the year ended
           September 30, 1998, filed with the SEC on December 22, 1998)
 5.1       Opinion of Michael C. Keefe, Managing Corporate Counsel and
           Assistant Secretary of the registrant, as to the legality of the securities to be issued.*
 8.1       Lowenstein Sandler PC Tax Opinion**
 8.2       Wilmer Cutler Pickering Hale and Dorr LLP Tax Opinion**
23.1       Consent of PricewaterhouseCoopers LLP*
23.2       Consent of PricewaterhouseCoopers LLP*
23.3       Consent of Michael C. Keefe (included as part of Exhibit
           5.1)*
23.4       Consent of Lowenstein Sandler PC (included as part of
           Exhibit 8.1)**
23.5       Consent of Wilmer Cutler Pickering Hale and Dorr LLP
           (included as part of Exhibit 8.2)**
24.1       Power of Attorney dated June 23, 2004 of the directors and certain officers of the registrant*
99.1       Form of Escrow Agreement (filed herewith as Annex D to the prospectus)*


---------------


 * Previously filed as an exhibit to the registrant's Registration Statement on Form S-4 (File No. 333-116792) filed June 23, 2004.



** Filed herewith.